Exhibit 99.1

Fleet Update
Summary

November 16, 2010

Transocean Ltd. (NYSE: RIG), (SIX: RIGN)

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Update Summary

Updated: November 16, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned *

	Floater		Yr. (1) Entered	Water Depth	Drilling Depth			Estimated Contract	Estimated	Dayrate on Current Contract (4)		Dayrate on Previous Contract (4)	Estimated Out of Service Days (3)
Rig Type/Name	Type		Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Expiration Date (2)	(Dollars)		(Dollars)	Q3 2010	Q4 2010	Q1 2011	Q2 2011

Rigs Under Construction
Pacific Class 400 Jackup TBN (10)			TBA	400	30,000	See Footnote 10	See Footnote 10	See Footnote 10	See Footnote 10	See Footnote 10		N/A

Ultra-Deepwater

Discoverer Spirit (6), (11)	ship	*	2000	10,000	35,000	USGOM	Anadarko	Dec-07	Nov-10	507,000		298,000	63	—	—	—
								Nov-10	Mar-14	520,000		507,000
GSF C.R. Luigs (6), (12)	ship	*	2000	10,000	35,000	USGOM	BHP Billiton	Sep-09	Dec-13	519,000		411,000	25	—	—	—
Deepwater Frontier	ship	*	1999	10,000	30,000	India	Reliance	Aug-08	Nov-10	477,000		320,000	—	—	—	—
						Timor- Leste	Reliance	Nov-10	Feb-11	477,000		477,000
						India	Reliance	Feb-11	Jul-11	477,000		477,000
						Australia	ExxonMobil	Oct-11	Jan-14	475,000	(6)	477,000
Deepwater Pathfinder	ship	*	1998	10,000	30,000	USGOM	Eni	Aug-10	Apr-15	650,000	(5)	550,000	92	92	7	—
Deepwater Nautilus (6), (13)	semi		2000	8,000	30,000	USGOM	Shell	Dec-08	Apr-12	544,000		493,000	—	—	—	—
GSF Development Driller I (6), (12)	semi	*	2004	7,500	37,500	USGOM	BHP Billiton	Jun-08	Nov-12	513,000		220,000	—	—	—	—

Deepwater

Sedco 702 (6), (8)	semi	*	1973/2007	6,500	25,000	Nigeria	Shell	Mar-08	Feb-12	354,000		N/A	—	—	7	13
Sovereign Explorer	semi		1984	4,500	25,000	Brazil			Stacked

Midwater Floaters

GSF Rig 135	semi		1983	2,800	25,000	Gabon			Idle
Transocean John Shaw (8)	semi		1982	1,800	25,000	UKNS	Enquest	Oct-10	Jan-11	230,000		252,000	—	—	—	—

High Specification Jackups

GSF Constellation I (6)			2003	400	30,000	Gabon	Total	Dec-10	Apr-12	100,000		110,000	—	40	—	—
GSF Constellation II (9)			2004	400	30,000	Egypt	Pharaonic Petroleum Company	Feb-10	May-11	109,000		194,000	—	75	—	—

Standard Jackups

GSF Adriatic X			1982	350	30,000	Egypt			Idle
GSF Key Singapore			1982	350	25,000	Egypt			Stacked				—	—	—	—

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Update Summary

Updated: November 16, 2010

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned *

	Floater	Yr. (1) Entered	Water Depth	Drilling Depth			Estimated Contract	Estimated	Dayrate on Current Contract (4)	Dayrate on Previous Contract (4)	Estimated Out of Service Days (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Expiration Date (2)	(Dollars)	(Dollars)	Q3 2010	Q4 2010	Q1 2011	Q2 2011

Fixed-Price Options (7)
Midwater Floaters

Transocean John Shaw (8)	semi	1982	1,800	25,000	UKNS	Enquest	Jan-11	Apr-11	245,000	230,000
							Apr-11	Jul-11	245,000	245,000

High Specification Jackups

GSF Constellation II (9)		2004	400	30,000	Egypt	Pharaonic Petroleum Company	May-11	Aug-11	115,000	109,000
							Aug-11	Feb-12	100,000	115,000

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Update Summary

Updated: November 16, 2010

Revisions to Fleet Status Report Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

As of April 2, 2009, Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2009 will be reported as commencing in April 2009) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2009 will be reported as commencing in May 2009). Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

The out of service time represents those days where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(4)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(5)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(6)	Reflects the current contracted dayrate which could change due to cost escalations.
(7)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(8)	Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.
(9)

The contract includes three optional wells. The first optional well has a dayrate of $115,000. The dayrate for the second and third optional well will be adjusted based on market dayrates within specific parameters.

(10)

In November 2010 we agreed to purchase a Pacific Class 400 design jackup which is yet to be named. Construction of the jackup is expected to be completed in the fourth quarter of 2011. We are actively marketing the jackup.

(11)

Transocean and Anadarko have reached an agreement for special standby rate that is lower than the regular contract dayrate during periods when Anadarko cannot obtain a permit to operate in the U.S. Gulf of Mexico. For every day on special standby rate, the contract term is extended by an equal number of days. The existing operating rate and term remain unaffected once operations resume. Anadarko has withdrawn through November 30, 2010 its Force Majeure notice. If after November 30, 2010, Anadarko is prevented from operating then the parties can agree to continue the special standby rate or reserve their full rights under the contract to proceed. We have extended the Estimated Expiration Date of the contract by the number of days incurred at the special standby rate through the date of the current Fleet Status Report.

(12)

Transocean and BHP have reached agreement for special standby rates that are lower than the regular contract dayrates for the GSF C.R. Luigs and the GSF Development Driller I during periods when BHP cannot obtain a permit to operate in the U.S. Gulf of Mexico. For every day on the special standby rate, the contract term is extended by an equal number of days. The existing operating rates and terms remain unaffected once operations resume. Through November 30, 2010, BHP does not have the right to declare force majeure for this current event. If after November 30, 2010, BHP is still unable to obtain a permit to perform operations, then the parties can agree to continue the special standby rate or terminate the contract. We have extended the Estimated Expiration Date of the contract by the number of days incurred at the special standby rate through the date of the current Fleet Status Report. As of the date of this Fleet Status Report, the GSF Development Driller I had received the required permits and resumed operations under the normal contracted dayrate on November 8, 2010.

(13)

Transocean and Shell have reached an agreement for a special standby rate that is lower than the regular contract dayrate during periods when Shell is prevented from operating in the U.S. Gulf of Mexico. For every day on special standby rate, the contract term is extended by an equal number of days. The existing operating rate and term remain unaffected once operations resume. Through November 28, 2010, Shell does not have the right to declare force majeure for this current event. If after November 28, 2010 Shell is still prevented from operating then the parties resume normal operations and reserve their full rights under the contract to proceed. We have extended the Estimated Expiration Date of the contract by the number of days incurred at the special standby rate through the date of the current Fleet Status Report.

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Update Summary

DISCLAIMERS & DEFINITIONS

The information contained in this Monthly Fleet Update Summary (this “Fleet Update”) is as of the date of this Fleet Update only and is subject to change without notice to the recipient. Transocean Ltd. (“Transocean”) assumes no duty to update any portion of the information contained herein. Only newly signed contracts, significant changes to existing contracts and changes to estimated out of service time of 30 days or longer for High Specification Floaters or 60 days or longer for all other rig classifications since our previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report are included in this Fleet Update.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig will be out of service and not be available to earn an operating dayrate have changed by a period of 30 days or longer for High Specification Floaters or 60 days or longer for all other rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Status are not firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements. Shipyards refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our customers.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of five of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Stacking. An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.